December 1, 1998

       Reference is made to that certain Amended and Restated Loan and Security Agreement, dated as of September 5, 1996, as amended or otherwise modified from time to time (the "Loan Agreement") between Congress Financial Corporation (Central)("Lender") and each of Crowley, Milner and Company, a Michigan corporation ("Crowley") and Steinbach Stores, Inc., an Ohio corporation ("Steinbach"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement.

       Pursuant to Section 1.23 of the Loan Agreement, the Maximum Credit for
(i) the period commencing on September 1, 1998 through and including November 30, 1998 is $50,000,000 and (ii) the period commencing on December 1, 1998 through and including August 31, 1999 is $43,000,000. Notwithstanding the foregoing, Borrowers have requested that Lender consent to the modification of the Maximum Credit (the "Maximum Credit Modification") such that, for the period commencing on September 1, 1998 through and including December 15, 1998, the Maximum Credit shall be $50,000,000. Lender hereby consents to the Maximum Credit Modification, it being understood and agreed that, on and after December 16, 1998, the Maximum Credit shall be as provided by Section 1.23 of the Loan Agreement without regard to the contents of this consent. It is hereby understood that such consent shall not constitute (a) a modification or alteration of the terms, conditions or covenants of the Loan Agreement or any document entered into in connection therewith, or (b) a waiver, release or limitation upon the exercise by Lender of any of its rights, legal or equitable, hereunder, except as to the matters to which Lender herein expressly consents. Except as set forth above, Lender reserves any and all rights and remedies which it has had, has or may have under the Loan Agreement. Except as expressly provided herein, the Loan Agreement remains unchanged and in full force and effect.

                               Very truly yours,

                               CONGRESS FINANCIAL CORPORATION
                               (CENTRAL)



                               By: /s/ BRETT MOOK
                                   --------------------------
                               Its:  Vice President